SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  August 13, 1999


                              NTL INCORPORATED
             (Exact name of Registrant as Specified in Charter)


Delaware                            0-25691               13-405-1921
(State or Other Jurisdiction        (Commission           (IRS Employer
of Incorporation)                   File Number)          Identification No.)


110 East 59th Street, New York, New York                         10022
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 906-8440


                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.        OTHER EVENTS.

               On August 13, 1999, NTL Incorporated consummated an investment by France Telecom S.A. of $1 billion in NTL, which was previously announced on July 15, 1999. NTL issued and sold to France Telecom 750,000 shares of its 5% Cumulative Participating Convertible Preferred Stock, having an aggregate liquidation preference of $750,000,000 and a conversion price of $125 per share, as well as 2,702,703 shares of NTL's common stock at $92.50 per share. NTL also announced that France Telecom's Senior Executive Vice President, Jean-Louis Vinciguerra, joined the NTL Board of Directors.

               A press release, issued August 13, 1999, is attached hereto as Exhibit 99.1.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(c)     Exhibits.

        99.1          Press Release issued by NTL Incorporated on August 13,
                      1999.



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NTL INCORPORATED


                                        By:   /s/ Richard J. Lubasch
                                             ---------------------------
                                        Name:  Richard J. Lubasch
                                        Title: Executive Vice President,
                                               General Counsel and Secretary

Dated:  August 16, 1999



                               EXHIBIT INDEX


  Designation                    Description

   99.1               Press release issued by NTL Incorporated on August 13,
                      1999.